                         TOYOTA MOTOR CREDIT CORPORATION
      SERVICER'S CERTIFICATE -- TOYOTA AUTO RECEIVABLES 2002-C OWNER TRUST DISTRIBUTION DATE OF APRIL 15, 2003 FOR THE COLLECTION PERIOD MARCH 1, 2003
                             THROUGH MARCH 31, 2003

----------------------------------------------------------------------------------------------------------
                                                                       Class A-1            Class A-2
                                                                       ---------            ---------
                                                   Total                Balance              Balance
----------------------------------------------------------------------------------------------------------
POOL DATA - ORIGINAL DEAL PARAMETERS
------------------------------------
  Securities Balance                        $1,455,000,000.00       $430,000,000.00     $320,000,000.00
  Subordinated Seller's Interest               $44,995,380.00
  Receivables Pool Balance                  $1,499,995,380.00
  Principal Factor                                 1.00000000            1.00000000          1.00000000
  Rate                                                                      1.80000%              2.088%
  Final Scheduled Payment Date                                    November 17, 2003      March 15, 2005
  Number of Contracts                                  94,755
  Weighted Average A.P.R                                 6.26%
  Weighted Average Remaining Term                       49.53 months
  Servicing Fee Rate                                     1.00%

POOL DATA - PRIOR MONTH
-----------------------
  Securities Balance                        $1,207,190,934.83       $182,190,934.83     $320,000,000.00
  Subordinated Seller's Interest               $44,995,380.00
  Receivables Pool Balance                  $1,252,186,314.83
  Securities Pool Factor                           0.82968449            0.42369985          1.00000000
  Number of Contracts                                  87,823
  Weighted Average A.P.R                                 6.26%
  Weighted Average Remaining Term                       45.32 months
  Precompute and Simple Interest Advances       $1,363,839.73
  Payahead Account Balance                        $175,364.30
  Interest Shortfall                                    $0.00                 $0.00               $0.00
  Principal Shortfall                                   $0.00                 $0.00               $0.00

POOL DATA - CURRENT MONTH
-------------------------
  Securities Balance                         $1,156,448,792.90      $131,448,792.90     $320,000,000.00
  Subordinated Seller's Interest               $44,995,380.00
  Receivables Pool Balance                   $1,201,444,172.90
  Securities Pool Factor                           0.79481017            0.30569487          1.00000000
  Number of Contracts                                  86,053
  Weighted Average A.P.R                                 6.26%
  Weighted Average Remaining Term                       44.46 months
  Precompute and Simple Interest Advances       $1,729,447.75
  Payahead Account Balance                        $157,588.78
  Interest Shortfall                                    $0.00                 $0.00               $0.00
  Principal Shortfall                                   $0.00                 $0.00               $0.00
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
                                                 Class A-3          Class A-4            Subordinated
                                                 ---------          ---------
                                                  Balance            Balance           Seller's Interest
----------------------------------------------------------------------------------------------------------
POOL DATA - ORIGINAL DEAL PARAMETERS
------------------------------------
  Securities Balance                          $498,000,000.00     $207,000,000.00
  Subordinated Seller's Interest                                                         $44,995,380.00
  Receivables Pool Balance
  Principal Factor                                 1.00000000          1.00000000            1.00000000
  Rate                                                 2.6500%              3.344%                  N/A
  Final Scheduled Payment Date              November 15, 2006        May 15, 2009          May 15, 2009
  Number of Contracts
  Weighted Average A.P.R
  Weighted Average Remaining Term
  Servicing Fee Rate

POOL DATA - PRIOR MONTH
-----------------------
  Securities Balance                          $498,000,000.00     $207,000,000.00
  Subordinated Seller's Interest                                                         $44,995,380.00
  Receivables Pool Balance
  Securities Pool Factor                           1.00000000          1.00000000            1.00000000
  Number of Contracts
  Weighted Average A.P.R
  Weighted Average Remaining Term
  Precompute and Simple Interest Advances
  Payahead Account Balance
  Interest Shortfall                                    $0.00               $0.00                   N/A
  Principal Shortfall                                   $0.00               $0.00

POOL DATA - CURRENT MONTH
-------------------------
  Securities Balance                          $498,000,000.00     $207,000,000.00
  Subordinated Seller's Interest                                                         $44,995,380.00
  Receivables Pool Balance
  Securities Pool Factor                           1.00000000          1.00000000            1.00000000
  Number of Contracts
  Weighted Average A.P.R
  Weighted Average Remaining Term
  Precompute and Simple Interest Advances
  Payahead Account Balance
  Interest Shortfall                                    $0.00               $0.00                   N/A
  Principal Shortfall                                   $0.00               $0.00                   N/A
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
RESERVE ACCOUNT
---------------
  Initial Deposit Amount                                                                               $0.00
  Specified Reserve Account Percentage                                                                 0.00%
  Specified Reserve Account Amount                                                                     $0.00
  Specified Reserve Account Percentage (IF CONDITION I OR II MET)                                      3.50%
  Specified Reserve Account Amount (IF CONDITION I OR II MET)                                 $40,475,707.75

  Beginning Balance                                                                                    $0.00
  Total Withdraw                                                                                       $0.00
  Amount Available for Deposit to the Reserve Account                                          $2,823,132.46
                                                                                               --------------
  Reserve Account Balance Prior to Release                                                     $2,823,132.46
  Reserve Account Required Amount                                                                      $0.00
  Reserve Account Release to Seller                                                            $2,823,132.46
                                                                                               --------------
  Ending Reserve Account Balance                                                                       $0.00
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
REVOLVING LIQUIDITY NOTE
------------------------
  Total Amount Available                                                                       $7,499,977.00

  Beginning of Period Balance                                                                          $0.00
  Draws                                                                                                $0.00
  Reimbursements                                                                                       $0.00
                                                                                               --------------
  End of Period Balance                                                                                $0.00

  Current Period Undrawn Amount                                                                $7,499,977.00
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
LIQUIDATION OF CHARGE-OFFS AND REPOSSESSIONS
--------------------------------------------
                                                                          Vehicles           Amount
                                                                          --------           ------
  Liquidated Contracts                                                       35
                                                                             --
  Gross Principal Balance of Liquidated Receivables                                              $509,781.09
  Net Liquidation Proceeds Received During the Collection Period                                ($261,860.63)
  Recoveries on Previously Liquidated Contracts                                                   ($5,359.80)
                                                                                       ----------------------
  Aggregate Credit Losses for the Collection Period                                              $242,560.66
                                                                                       ----------------------

                                                                                       ----------------------

  Cumulative Credit Losses for all Periods                                   78                  $437,690.08
                                                                             --        ----------------------
  Repossessed in Current Period                                              25
                                                                             --

RATIO OF NET CREDIT LOSSES TO THE AVERAGE POOL BALANCE                                 Annualized Average
FOR EACH COLLECTION PERIOD:                                                             Charge-Off Rate
    Second Preceding Collection Period                                                                 0.09%
    First Preceding Collection Period                                                                  0.05%
    Current Collection Period                                                                          0.24%
-------------------------------------------------------------------------------------------------------------
CONDITION (I) (CHARGE-OFF RATE)
-------------------------------
Three Month Average                                                                                    0.13%
Charge-off Rate Indicator ((greater than) 2.25%)                                           CONDITION NOT MET
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
DELINQUENT AND REPOSSESSED CONTRACTS
------------------------------------

                                                 Percent   Contracts     Percent             Amount
                                                 -------   ---------     -------             ------
  30-59 Days Delinquent                              0.43%         372        0.45%            $5,410,060.11
  60-89 Days Delinquent                              0.07%          64        0.08%              $913,289.19
  Over 89 Days Delinquent                            0.09%          80        0.11%            $1,305,309.73
                                                              ---------                    -----------------
  Total Delinquencies                                              516                         $7,628,659.03
                                                              =========                    =================

  Repossessed Vehicle Inventory                                     44 *
   * Included with delinquencies above

RATIO OF NUMBER OF CONTRACTS DELINQUENT 60 DAYS OR MORE TO THE OUTSTANDING
NUMBER OF RECEIVABLES AS OF EACH COLLECTION PERIOD (INCLUDES REPOSSESSIONS):
    Second Preceding Collection Period                                                                0.15%
    First Preceding Collection Period                                                                 0.16%
    Current Collection Period                                                                         0.17%
------------------------------------------------------------------------------------------------------------
CONDITION (II) (DELINQUENCY PERCENTAGE)
--------------
Three Month Average                                                                                   0.16%
Delinquency Percentage Indicator ((greater than) 2.25%)                                   CONDITION NOT MET
------------------------------------------------------------------------------------------------------------

                         TOYOTA MOTOR CREDIT CORPORATION
      SERVICER'S CERTIFICATE -- TOYOTA AUTO RECEIVABLES 2002-C OWNER TRUST DISTRIBUTION DATE OF APRIL 15, 2003 FOR THE COLLECTION PERIOD MARCH 1, 2003
                           THROUGH MARCH 31, 2003

-------------------------------------------------------------------------------------------------
                                                                     Class A-1         Class A-2
                                                                     ---------         ---------
                                                    Total             Balance           Balance
-------------------------------------------------------------------------------------------------
COLLECTIONS
-----------
  Principal Payments Received                   $50,232,360.84
  Interest Payments Received                     $6,223,365.04
  Net Precomputed Payahead Amount                   $17,775.52
  Aggregate Net Liquidation Proceeds Received      $267,220.43
  Principal on Repurchased Contracts                     $0.00
  Interest on Repurchased Contracts                      $0.00
                                                --------------
  Total Collections                             $56,740,721.83
  Net Simple Interest Advance Amount               $380,171.90
  Net Precomputed Advance Amount                   ($14,563.88)
                                                --------------
  Total Available Amount                        $57,106,329.85

AMOUNTS DUE
-----------
  Servicing Fee                                  $1,043,488.60
  Accrued and Unpaid Interest                    $2,497,566.86
  Principal                                     $50,742,141.93
  Reserve Account                                $2,823,132.46
                                                --------------
  Total Amount Due                              $57,106,329.85

ACTUAL DISTRIBUTIONS
--------------------
  Servicing Fee                                  $1,043,488.60
  Interest                                       $2,497,566.86       $264,176.86   $556,800.00
  Principal                                     $50,742,141.93    $50,742,141.93         $0.00
  Reserve Account                                $2,823,132.46
                                                --------------    --------------         -----
  Total Amount Distributed                      $57,106,329.85    $51,006,318.79   $556,800.00
------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
                                                     Class A-3        Class A-4       Subordinated
                                                     ---------        ---------
                                                      Balance          Balance      Seller's Interest
-------------------------------------------------------------------------------------------------------
COLLECTIONS
-----------
  Principal Payments Received
  Interest Payments Received
  Net Precomputed Payahead Amount
  Aggregate Net Liquidation Proceeds Received
  Principal on Repurchased Contracts
  Interest on Repurchased Contracts

  Total Collections
  Net Simple Interest Advance Amount
  Net Precomputed Advance Amount

  Total Available Amount

AMOUNTS DUE
-----------
  Servicing Fee
  Accrued and Unpaid Interest
  Principal
  Reserve Account

  Total Amount Due

ACTUAL DISTRIBUTIONS
--------------------
  Servicing Fee
  Interest                                     $1,099,750.00      $576,840.00              N/A
  Principal                                            $0.00            $0.00            $0.00
  Reserve Account
                                                       -----            -----            -----
  Total Amount Distributed                     $1,099,750.00      $576,840.00            $0.00
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
MONTHLY INFORMATION BY TYPE OF LOAN
-----------------------------------

Precomputed Contracts
---------------------
  Scheduled Principal Collections                                                        $434,478.69
  Prepayments in Full                                         67 contracts               $176,410.66
  Repurchased Receivables Principal                                                            $0.00
  Payments Behind/Ahead on Repurchased Receivables                                             $0.00
  Total Collections                                                                      $661,647.89
  Advances - Reimbursement of Previous Advances                                           $14,563.88
  Advances - Current Advance Amount                                                            $0.00
  Payahead Account - Payments Applied                                                     $17,775.52
  Payahead Account - Additional Payaheads                                                      $0.00

Simple Interest Contracts
-------------------------
  Collected Principal                                                                 $30,818,410.20
  Prepayments in Full                                       1668 contracts            $18,803,061.29
  Collected Interest                                                                   $6,172,606.50
  Repurchased Receivables Principal                                                            $0.00
  Repurchased Receivables Interest                                                             $0.00
  Advances - Reimbursement of Previous Advances                                                $0.00
  Advances - Current Advance Amount                                                      $380,171.90

-----------------------------------------------------------------------------------------------------

                         TOYOTA MOTOR CREDIT CORPORATION
       Servicer's Certificate - Toyota Auto Receivables 2002-C Owner Trust Distribution Date of April 15, 2003 for the Collection Period of March 1, 2003
                             through March 31, 2003

----------------------------------------------------------------------------------------------------------------
                                                                               Class A2             Class A4
                                                                               --------             --------
                                                                               Balance              Balance
----------------------------------------------------------------------------------------------------------------
NOTE RATES FOR APRIL 15, 2003 PAYMENT DATE
------------------------------------------
One Month LIBOR                                                                  1.28000%             1.28000%
Spread                                                                           0.02000%             0.05000%
                                                                          --------------       --------------
Note Rates:                                                                      1.30000%             1.33000%

Number of Days in Interest Period (Days)                                              29                   29

INTEREST PAYMENTS
-----------------
Interest Calculation for Current Interest Period                              335,111.11           221,777.50
At Certificate Payment Date:
   Due to Swap Counterparty (Swap Payments Outgoing)                          556,800.00           576,840.00
   Paid to Swap Counterparty (Swap Payments Outgoing)                         556,800.00           576,840.00
   Proration %                                                  0.00%
   Interest Due to Noteholders (Swap Payments Incoming)                       335,111.11           221,777.50
   Interest Payment to Noteholders (Swap Payments Incoming)                   335,111.11           221,777.50

Net Swap Payment due to / (received from) Swap Counterparty                  (221,688.89)         (355,062.50)




PRINCIPAL PAYMENTS
------------------
Beginning Notional Balance                                                320,000,000.00       207,000,000.00
Principal Payment due to Investors                                                  --                   --
Ending Notional Balance                                                   320,000,000.00       207,000,000.00


SWAP TERMINATION PAYMENT                                                             N/A                  N/A
------------------------

NOTE RATES FOR MAY 15, 2003 PAYMENT DATE
----------------------------------------
One Month LIBOR                                                                  1.31000%             1.31000%
Spread                                                                           0.02000%             0.05000%
                                                                          --------------       --------------
Note Rates:                                                                      1.33000%             1.36000%

Number of Days in Interest Period (Days)                                              30                   30
----------------------------------------------------------------------------------------------------------------


I hereby certify to the best of my knowledge that the report provided is true and correct.


 /s/ Angela Burraston
------------------------------------------------
Angela Burraston
ABS Accounting Manager